Exhibit 10.31

Execution

FIRST ALLONGE

(to the Term Note Dated March 8, 2010)

THIS FIRST ALLONGE (the “Allonge”) is made effective as of the 14th day of December, 2012, by and between REG NEWTON, LLC, an Iowa limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality, its successors and assigns (the “Lender”).

RECITALS

A. The Borrower previously executed and delivered to the Lender a Term Note in the original principal amount of $23,610,731.50, dated March 8, 2010 (the “Note”). This Allonge is permanently attached to said Note.

B. The Borrower has requested that the Lender make certain modifications to the Note and the Lender has agreed to make certain modifications to the Note, all in accordance with the terms and conditions of this Allonge.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained in this Allonge and for other good and valuable consideration, the receipt and sufficiently of which are hereby acknowledged by the Borrower and the Lender, the parties agree as follows:

1. Modification of Note. Notwithstanding any of the provisions of that certain Master Loan Agreement dated March 8, 2010 and that certain First Supplement to the Master Loan Agreement and the Note to the contrary, paragraph #5 of the Note is hereby amended and restated to read as follows:

5. The outstanding principal balance hereof, together with all accrued interest, if not paid sooner, shall be due and payable in full on March 8, 2014 (the “Term Loan Maturity Date”).

2. Remaining Terms. It is further understood and agreed by and between the Borrower and the Lender that all other terms and provisions of the Note shall remain in full force and effect, enforceable by the Lender against the Borrower as fully as though no amendments had been made hereby, and this Allonge shall not be deemed to hinder, compromise or lessen the enforceability of the Note, or any security interest or guaranty securing repayment of the Note, in any way.

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Execution

SIGNATURE PAGE TO THAT CERTAIN

FIRST ALLONGE (TO THE TERM NOTE DATED MARCH 8, 2010)

BY AND BETWEEN

REG NEWTON, LLC AND AGSTAR FINANCIAL SERVICES, PCA

DATED DECEMBER 14, 2012

IN WITNESS WHEREOF, the parties hereto have caused this Allonge to be duly executed and delivered as of the date and year first above written.

BORROWER:		LENDER:

REG NEWTON, LLC, an Iowa limited liability company		AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality

/s/ Daniel J. Oh		/s/ Mark Schmidt
By:	Daniel J. Oh	By:	Mark Schmidt
Its:	President	Its:	Vice President

Execution

FIRST AMENDMENT

TO THE FIRST SUPPLEMENT TO THE MASTER LOAN AGREEMENT

(TERM LOAN)

This FIRST AMENDMENT TO THE FIRST SUPPLEMENT TO THE MASTER LOAN AGREEMENT (TERM LOAN) (this “Amendment”) is made to be effective as of December 14, 2012, by and between REG NEWTON, LLC, an Iowa limited liability company (the “Borrower”) and AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”).

RECITALS

A. The Borrower and the Lender previously entered into that certain First Supplement to the Master Loan Agreement (Term Loan), dated March 8, 2010 (the “First Supplement”) and that certain Master Loan Agreement dated March 8, 2010, and related supplements as amended, modified or restated from time to time (together with the First Supplement, the “Loan Agreement”) under which the Lender agreed to extend certain financial accommodations to the Borrower.

B. The Borrower has requested that the Lender extend the maturity date of the Term Note to March 8, 2014. The Lender is willing to so amend the loan, in accordance with the terms and conditions of this Amendment and that certain First Allonge to Term Note and Second Amendment to Master Loan Agreement of even date herewith.

C. All terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the facts set forth in the foregoing Recitals which the parties agree are true and correct, and in consideration for entering into this Amendment and the related documents to be executed concurrently with or pursuant hereto, the parties agree as follows:

1. Amendment to Defined Term. Except as amended by this Amendment, all terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement. The following defined term in the First Supplement is hereby amended and restated to read as follows:

“Term Loan Maturity Date” shall mean March 8, 2014.

2. Effect on Loan Agreement. Except as expressly amended by this Amendment, all of the terms of the Loan Agreement shall be unaffected by this Amendment and shall remain in full force and effect. Nothing contained in this Amendment shall be deemed to constitute a waiver of any default, Event of Default, right

Execution

or remedy of the Lender, or to affect, modify, or otherwise impair any of the rights of Lender as provided in the Loan Agreement.

3. Representations and Warranties of Borrower. Borrower hereby agrees with, reaffirms, and acknowledges:

a. the representations and warranties in the Loan Agreement, the Loan Documents and the Related Documents. Furthermore, Borrower represents that the representations and warranties contained in the Loan Agreement, the Loan Documents and the Related Documents continue to be true and correct and in full force and effect.

b. that Borrower has the power and authority to execute, deliver, and perform this Amendment and each other document required under this Amendment and that all documents contemplated herein when executed and delivered to Lender will constitute the valid, binding and legally enforceable obligations of Borrower in accordance with their respective terms and conditions, except as enforceability may be limited by any applicable bankruptcy or insolvency laws.

4. Conditions Precedent to Effectiveness and Continuing Effectiveness of this Amendment. The obligations of the Lender hereunder are subject to the conditions precedent that Lender shall have received the following, in form and substance satisfactory to the Lender:

a. this Amendment duly executed by Borrower and the Lender;

b. on or before December 14, 2012, an Allonge to the Term Note in form and substance acceptable to the Lender duly executed by the Borrower and the Lender;

c. written consents to this Amendment from Jasper County, Iowa, REG Marketing & Logistics Group, LLC, and REG Services Group, LLC, in form and substance substantially similar to Exhibits A and B to this Amendment;

d. all other documents, instruments, or agreements required to be delivered to Lender under the Loan Agreement and not previously delivered to Lender; and

e. payment for all cost and expenses (including attorney’s fees) of Lender associated with the documentation, execution and delivery of this Amendment.

5. Counterparts. It is understood and agreed that this Amendment may be executed in several counterparts, each of which shall, for all purposes, be deemed an original, and all of such counterparts, taken together, shall constitute one and the same agreement, even though all of the parties hereto may not have executed the same counterpart of this Amendment.

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Execution

SIGNATURE PAGE TO

FIRST AMENDMENT

TO THE FIRST SUPPLEMENT

TO THE MASTER LOAN AGREEMENT

(REVOLVING LINE OF CREDIT LOAN)

BY AND BETWEEN

REG NEWTON, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: DECEMBER 14, 2012

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

REG NEWTON, LLC, an Iowa limited liability company

/s/ Daniel J. Oh
By:	Daniel J. Oh
Its:	President

LENDER:

AGSTAR FINANCIAL SERVICES, PCA, a United States corporation

/s/ Mark Schmidt
By:	Mark Schmidt
Its:	Vice President

Execution

EXHIBIT A

FORM OF CONSENT FOR JASPER COUNTY

CONSENT AND REAFFIRMATION OF JASPER COUNTY

The undersigned hereby:

(a) consents to the modifications set forth in that certain (i) Second Amendment to Master Loan Agreement dated December 14, 2012, (ii) First Amendment to the First Supplement to the Master Loan Agreement (Term Loan) dated December 14, 2012, by and between REG Newton, LLC and AgStar Financial Services, PCA (the “Lender”), and (iii) First Allonge (to the Term Note dated March 8, 2010) dated December 14, 2012; and

(b) reaffirms that the subordination agreement of the undersigned as set forth in that certain Subordination Agreement dated March 8, 2010, by and between Jasper County, Iowa and the Lender, as amended, restated, supplemented or modified from time to time, is and shall remain in full force and effect.

Dated to be effective as of December 14, 2012.

JASPER COUNTY, IOWA, a political subdivision created and existing under the laws of the State of Iowa

By:
Its:

Execution

EXHIBIT B

FORM OF CONSENT FOR SUBORDINATED LENDERS

CONSENT AND REAFFIRMATION

The undersigned hereby:

(a) consent to the modifications set forth in that certain (i) Second Amendment to Master Loan Agreement dated December 14, 2012, (ii) First Amendment to the First Supplement to the Master Loan Agreement (Term Loan) dated December 14, 2012, by and between REG Newton, LLC and AgStar Financial Services, PCA (the “Lender”), and (iii) First Allonge (to the Term Note dated March 8, 2010) dated December 14, 2012; and

(b) reaffirm that the subordination and waiver agreement of the undersigned as set forth in that certain Subordination and Waiver Agreement dated March 8, 2010, by and between REG Newton, LLC, REG Marketing & Logistics Group, LLC, REG Services Group, LLC and the Lender, as amended, restated, supplemented or modified from time to time, is and shall remain in full force and effect.

Dated to be effective as of December 14, 2012.

REG MARKETING & LOGISTICS GROUP, LLC, an Iowa limited liability company

By:
Its:

REG SERVICES GROUP, LLC, an Iowa limited liability company

By:
Its:

Execution

SECOND AMENDMENT TO MASTER LOAN AGREEMENT

THIS SECOND AMENDMENT TO MASTER LOAN AGREEMENT (the “Second Amendment”), is entered into as of December 14, 2012, by and between REG NEWTON, LLC, an Iowa limited liability company (the “Borrower”), and AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality (the “Lender”). In consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

RECITALS

A. On or about March 8, 2010, Borrower and Lender entered into that certain Master Loan Agreement (the “MLA”) that provided for various credit facilities for the purposes of owning and operating a biodiesel production facility located near the city of Newton, Jasper County, Iowa.

B. The Borrower has requested and Lender has agreed to make certain amendments to the Loan Agreement pursuant to the provisions of this Second Amendment.

C. The parties desire to set forth their agreement with respect to such amendments to the Loan Agreement in accordance with the terms and conditions of this Second Amendment and the Loan Agreement.

NOW THEREFORE, in consideration of the facts set forth in these Recitals which the parties agree are true and correct, and in consideration for entering into this Second Amendment and the related documents to be executed concurrently with or pursuant hereto, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AMENDMENT

1. Defined Terms. Except as specifically amended by this Second Amendment, all terms used and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

2. Amendments to the Loan Agreement. The definition of the term “Maturity Date” contained in Section 1.01 of the MLA is hereby amended to read as follows:

“Maturity Date” means March 8, 2014.

3. Conditions to Effectiveness of this Amendment. Except as otherwise expressly stated in this Amendment, this Amendment shall become effective as of the date hereof upon the satisfaction of the conditions precedent that Lender shall have received, on or before the date hereof, the following documents, reports and related matters, duly executed (as applicable) by the Borrower and in a form acceptable to the Lender:

a.	The Second Amendment.

b.	The Plant shall be open and continuously operational to the satisfaction of Lender.

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c.	As of the effective date hereof, the Borrower shall have made all required payments on the Loans.

d.	The Borrower shall have executed an extension of that certain Contract Manufacturing Agreement by and between the Borrower and REG Marketing & Logistics Group, LLC, dated March 8, 2010, in form and substance acceptable to the Lender.

e.	The Borrower shall have executed an extension of that certain Service Agreement by and between the Borrower and Renewable Energy Group, Inc., dated March 8, 2010, in form and substance acceptable to the Lender.

f.	The Lender shall have received duly executed written consents to this Second Amendment and the First Amendment to First Supplement to Master Loan Agreement of even date herewith and that certain First Allonge to Term Note of even date herewith from Jasper County, Iowa, REG Marketing & Logistics Group, LLC, and REG Services Group, LLC, in form and substance acceptable to the Lender.

4. Warranties of Borrower. Borrower hereby represents and warrants as follows:

a.	Borrower hereby affirms as of the date hereof each and every representation and warranty contained in the Loan Agreement, the promissory notes, the mortgage and all other documents delivered by Borrower to Lender in connection therewith are true in all material respects.

b.	The execution, delivery and performance by Borrower of this Second Amendment have been duly authorized by the Borrower.

c.	After giving effect to this Second Amendment, Borrower is not in default under the Loan Agreement, and no condition exists which, with the giving of notice or lapse of time, or both, would constitute a default by the Borrower thereunder, except as disclosed on Exhibit A hereto.

5. Amendment to Control. In the event of any conflict between this Second Amendment and the Loan Agreement, the provisions of this Amendment shall control.

6. Ratification of Loan Agreement. As amended hereby, the Loan Agreement remains in full force and effect and is hereby ratified and affirmed.

7. Severability. Any provision contained in this Second Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Second Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

Execution

8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

9. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be considered an original and all of which counterparts, taken together, shall constitute but one and the same instrument, even though all of the parties hereto may not have executed the same counterpart of this Second Amendment.

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Execution

SIGNATURE PAGE TO

SECOND AMENDMENT TO MASTER LOAN AGREEMENT

BY AND BETWEEN

REG NEWTON, LLC

AND

AGSTAR FINANCIAL SERVICES, PCA

DATED: December 14, 2012

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

BORROWER:

REG NEWTON, LLC, an Iowa limited liability company

/s/ Daniel J. Oh
By:	Daniel J. Oh
Its:	President

LENDER:

AGSTAR FINANCIAL SERVICES, PCA, a United States instrumentality

/s/ Mark Schmidt
By:	Mark Schmidt
Its:	Vice President

Execution

EXHIBIT A

None